UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 23, 2012

AURORA DIAGNOSTICS HOLDINGS, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-176790	20-4918072
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11025 RCA Center Drive, Suite 300, Palm Beach Gardens, Florida 33410

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (866) 420-5512

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On March 23, 2012, Aurora Diagnostics Holdings, LLC filed its Form 10-K for the year ended December 31, 2011 and announced its conference call details to review its 2011 fourth quarter and year end results on Tuesday, March 27, 2012, at 10:00 a.m. Eastern Time. In addition, the announcement includes unaudited summary financial data regarding the Company’s fourth quarter results of operations. A copy of this announcement is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

99.1	Announcement dated March 23, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AURORA DIAGNOSTICS HOLDINGS, LLC

March 23, 2012	/s/ Gregory A. Marsh
Gregory A. Marsh
Chief Financial Officer